PIMCO ETF Trust

Supplement dated September 19, 2014 to the Actively-Managed Exchange-Traded Funds

Prospectus and the Index Exchange-Traded Funds Prospectus, each dated October 31, 2013, as supplemented from time to time (each, a “Prospectus”)

Effective immediately, the following section is hereby added to the end of the “Summary of Other Important Information Regarding Fund Shares” section of each Prospectus:

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In addition, effective immediately, the following section is hereby added to the end of the “Management of the Funds” section of each Prospectus:

Payments to Broker-Dealers and Other Financial Intermediaries

PIMCO and/or the Distributor (“PIMCO Entities”) may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. PIMCO Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. In addition, PIMCO Entities may make payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Funds. Such payments, which may be significant to the Intermediary, are not made by a Fund. Rather, such payments are made by PIMCO Entities from their own resources, which may come directly or indirectly in part from management fees paid by the Funds. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the marketing support payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend a Fund over another investment. More information regarding these payments is contained in the Statement of Additional Information. A shareholder should contact his or her Intermediary’s salesperson or other investment professional for more information regarding any such payments the Intermediary firm may receive from PIMCO Entities.

Investors Should Retain This Supplement For Future Reference

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PIMCO ETF Trust

Supplement dated September 19, 2014 to the

Statement of Additional Information dated October 31, 2013,

as supplemented from time to time (the “SAI”)

Effective immediately, the following paragraph is added to the beginning of the “Creations and Redemptions—Additional Information About the Shares” section of the SAI:

Financial Intermediary Compensation. PIMCO and/or the Distributor (“PIMCO Entities”) may make payments (“Payments”) to certain broker-dealers and other financial intermediaries (“Intermediaries”) related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. PIMCO Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general. In addition, PIMCO Entities may make Payments to Intermediaries that make Fund shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as marketing support or revenue-sharing payments. Any Payments made by PIMCO Entities will be made from their own assets and not from the assets of the Funds. Although a portion of PIMCO Entities’ revenue comes directly or indirectly in part from management fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. One or more PIMCO Entities has established a marketing support arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge their customers any trading commissions when those customers purchase or sell shares of certain Funds online. In addition, Schwab will promote the availability of commission-free trading for certain Funds to their customers.

Payments to an Intermediary may be significant to the Intermediary. As a result, an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments.

PIMCO Entities may determine to make Payments based on any number of metrics. For example, PIMCO Entities may make Payments at year-end and/or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels, an amount based upon the total assets represented by Funds subject to arrangements with the Intermediary, or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. A shareholder should contact his or her Intermediary’s salesperson or other investment professional for more information regarding any Payments the Intermediary firm may receive.

In addition to the payments described above, PIMCO Entities may make payments in connection with or reimburse Intermediaries’ sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Intermediaries or their personnel with occasional tickets to events or other entertainment, meals and small gifts (“other non-cash compensation”), and make charitable contributions to valid charitable organizations at the request of Intermediaries (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.

Investors Should Retain This Supplement For Future Reference

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